COHEN & STEERS GLOBAL REALTY MAJORS ETF	ALPS ETF TRUST
NYSE Arca Ticker: GRI	Summary Prospectus March 31, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpsfunds.com/regulatory-reports/gri. You can also get this information at no cost by calling 866.513.5856, by sending an e-mail request to info@alpsetfs.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2019, along with the Fund’s most recent annual report dated November 30, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (ticker symbol GRM) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$56	$176	$307	$689

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2018, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a low cost “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index. The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index.

The methodology utilized by Cohen & Steers evaluates companies using quantitative and qualitative screens to target the most liquid global real estate companies. Companies that meet Cohen & Steers’ quantitative requirements are then assessed for their qualitative strengths. The Underlying Index characteristics include the following: evaluating each company’s management strength and track record, market position, governance and corporate structure, and the composition and quality of its real estate portfolio; and consideration of each country’s percentage of global GDP and share of the world’s public versus private real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market capitalization of $750

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COHEN & STEERS GLOBAL REALTY MAJORS ETF

million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership, less liquidity and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. Given that the Federal Reserve has raised and may continue to raise interest rates, the Fund may face a heightened level of interest rate risk.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and other benchmarks of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 866.513.5856.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	34.87%	(June 30, 2009)
Lowest Quarterly Return	-24.94%	(March 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years	Since Inception (May 7, 2008)
Return Before Taxes	-4.82%	4.54%	9.45%	2.20%
Return After Taxes on Distributions	-5.79%	3.20%	7.92%	0.80%
Return After Taxes on Distributions and Sale of Fund Shares	-2.65%	2.96%	7.04%	1.09%
Cohen & Steers Global Realty Majors Portfolio Index* (reflects no deduction for fees, expenses or taxes)	-4.18%	5.30%	10.24%	3.00%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	7.97%
FTSE EPRA/NAREIT Developed Real Estate Index* (reflects no deduction for fees, expenses or taxes)	-4.74%	5.26%	10.53%	3.11%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

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COHEN & STEERS GLOBAL REALTY MAJORS ETF

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on NYSE Arca under the ticker symbol GRI and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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